SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2013

COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware	001-32329	51-0411678
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1200 Smith Street, Suite 2300 Houston, Texas	77002
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 621-9547

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 10, 2013, Copano Energy, L.L.C. issued a press release announcing that its Board of Directors has declared a cash distribution for the fourth quarter of 2012 of $0.575 per common unit, or $2.30 per common unit on an annualized basis.  The distribution will be payable on February 14, 2013, to all common unitholders of record at the close of business on January 31, 2013.

Copano’s press release is included as Exhibit 99.1 to this report.

Item 9.01.       Financial Statements and Exhibits.

(d)                                  Exhibits.

Exhibit No.	Description

99.1	Copano Energy, L.L.C. Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.

Date: January 10, 2013	By:	/s/ Douglas L. Lawing
Douglas L. Lawing
Executive Vice President, General Counsel
and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Copano Energy, L.L.C. Press Release